UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2015

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 Avenue of the Americas, 43rd Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Delcath Systems, Inc. (the “Company”) amended the expiration date of its Series B Warrants to purchase a total of (i) 9,350,000 shares of common stock and (ii) 7,012,500 Series A Warrants to purchase 7,012,500 additional shares of common stock (the “Series B Warrants”) issued on July 21, 2015, from November 25, 2015 to January 29, 2016, pursuant to the First Amendment to the Series B Warrant of Delcath Systems, Inc. (the “First Amendment”) entered into with each holder of the Company’s Series B Warrants.

The foregoing does not purport to be a complete description of the First Amendment and is qualified in its entirety by reference to the First Amendment taken together with the Series B Warrant. The form of the Series B Warrant is filed as Exhibit 1.3 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on July 15, 2015, and the First Amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

99.1	First Amendment to the Series B Warrant of Delcath Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: November 25, 2015	By:	/s/ Jennifer K. Simpson, Ph.D.
		Name:	Jennifer K. Simpson, Ph.D.
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to the Series B Warrant of Delcath Systems, Inc.